UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32497	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below under Item 8.01 regarding the Plan and awards to certain officers of the Company (as such terms are defined below) is hereby incorporated into this Item 5.02 by reference.

Item 8.01 Other Events

Pursuant to a unanimous written consent dated March 5, 2012 (the “Board Consent”), the Board of Directors (the “Board”) of Dune Energy, Inc. (“Dune,” the “Company,” “we,” “us” or “our”) authorized the adoption of the Dune Energy, Inc. 2012 Stock Incentive Plan (the “Plan”) to become effective immediately. The Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to certain limitations in the Plan, the Committee establishes the terms and conditions of awards granted under the Plan, interprets the Plan and all awards under the Plan, and administers the Plan. The Committee is currently comprised of Stephen P. Kovacs, Alexander A. Kulpecz, Jr. and Eric R. Stearns, who serves as the Chairman of the Committee.

As defined under the Plan, the Committee may grant any one or a combination of incentive options, non-qualified stock options, restricted stock, stock appreciation rights (“SARs”) and phantom stock awards, as well as purchased stock, bonus stock and other performance awards (collectively, “Awards”).

Except for Incentive Options which may only be granted to employees of our Company, Awards under the Plan may be granted to employees and nonemployee directors of the Company who are designated by the Committee. No employee may receive Awards under the Plan in any given year which, singly or in the aggregate, cover more than 500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The aggregate number of shares of Common Stock that may be issued or transferred to grantees under the Plan will not exceed 3,250,000 shares. If there is a stock split, stock dividend or other relevant change affecting our Company’s shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding Awards made before such event. If shares under an Award are not issued or transferred, those shares would again be available for inclusion in future Award grants.

Awards Available Under the Plan

Stock Options. The Committee may grant options qualifying as incentive stock options under the Internal Revenue Code (the “Code”) and nonqualified stock options. The term of an option will be fixed by the Committee, but will not exceed ten years. In the case of death of the holder of the option or upon the termination, removal or resignation of the option holder for any reason other than for cause within one year of a Change in Control (as that term is defined in the Plan and described below), an option may be extended for up to 12 months depending on the circumstances. The option price will not be less than the fair market value of the Common Stock on the date of grant. In the case of an award of incentive options to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation as those terms are defined in the Code, the option price will not be less than 110% of the fair market value of the Common Stock on the date of grant and the option term will not exceed five years from date of grant. Payment of the option price may be by cash or, with the consent of the Committee, in shares of Common Stock having an equivalent fair market value. With respect to incentive options, the aggregate fair market value of shares of Common Stock for which one or more options granted may for the first time become exercisable during any calendar year will not exceed $100,000.

Restricted Stock. The Committee may also award shares of restricted stock. The shares will be issued as restricted stock within the meaning of Rule 144 under the Securities Act of 1933, as amended. A restricted stock grant will set forth the terms and conditions of the award, including the imposition of a vesting schedule during which the grantee must remain employed by the Company in order to retain the shares under grant. If the grantee’s employment terminates during the period, the grant will terminate and the grantee will be required to return any unvested shares to the Company. The Committee may, however, provide complete or partial exceptions to this requirement as it deems equitable. Unless an Award specifically provides otherwise, any shares not otherwise vested will vest upon the death, disability, termination, removal or resignation of the grantee for any reason other than for cause within one year of a Change in Control (as that term is defined in the Plan and described below). The grantee cannot dispose of the shares prior to the expiration of forfeiture restrictions set forth in the grant. During this period, however, the grantee will be entitled to vote the shares and, at the discretion of the Committee, receive dividends. Each certificate will bear a legend giving notice of the restrictions in the grant.

Stock Appreciation Rights and Phantom Stock Awards. The Committee may grant SARs, either singly or in combination with an underlying stock option under the Plan, and phantom stock awards. SARs entitle the recipient to receive, upon exercise, the excess of the fair market value per share on the date of exercise over the grant price as determined by the Committee, subject to a specified cap amount, and are designed to give the grantee the same economic value that would have been derived from exercise of an option. Phantom stock awards are rights granted to recipient to receive cash or Common Stock equal to the fair market value of a specified number of shares of Common Stock at the end of a specified deferral period. The term of an SAR or phantom stock award will be fixed by the Committee. Payment under SARs and phantom stock awards may be made in cash, in shares or a combination of both at the discretion of the Committee. If an SAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares will terminate.

Bonus Stock and Performance Awards. The Committee may grant bonus stock in consideration of services performed or performance Awards, under which payment may be made in shares of the Common Stock, a combination of Common Stock and cash or cash if the performance of our Company or any subsidiary or affiliate of our Company selected by the Committee meets certain goals established by the Committee and approved by our Board during an award period. Subject to the approval of our Board, the Committee would determine the goals, the length of an award period (not less than one year and not more than ten years), the maximum payment value of a performance Award (not to exceed $1,000,000 or 1,000,000 shares of Common Stock to any employee in any one year) and the minimum performance required before a payment would be made. In order to receive payment, a grantee must remain in employed by the Company until the completion of, and settlement under, the award period, except that the Committee may provide complete or partial exceptions to that requirement as it deems equitable.

Other Stock or Performance-Based Awards. The Committee also may grant shares of Common Stock or performance based Awards on the terms and conditions it determines in its discretion, as well as other rights not an Award otherwise described in the Plan but denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Any other stock or performance based Awards may be in addition to, or in lieu of, cash or other compensation due the grantee.

Purchased Stock. The Committee may sell shares of Common Stock on such terms and conditions it determines.

Vesting Upon a Change in Control. The Plan defines a “Change in Control” as: (i) a merger or consolidation to which the Company is a party if the individuals and entities who were stockholders of the Company immediately prior to the effective date of the merger or consolidation have beneficial ownership or less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of the merger or consolidation; or (ii) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company.

Upon a Change in Control and subject to the approval of the Board, the Committee may (i) accelerate vesting and the time at which all options and SARs outstanding at the time of the Change in Control may be exercised; (ii) waive all restrictions and conditions of all restricted stock and phantom stock outstanding at the time of the Change in Control with the result that all outstanding restricted stock and phantom stock outstanding at that time is deemed satisfied, and the restriction period or other limitations on payment in full with respect to those awards will be deemed to have expired, with any payment to be made within 45 days after the date of the Change in Control; and (iii) determine to amend performance Awards and other stock or performance based Awards or substitute new performance Awards and other stock or performance based awards in consideration of cancellation of outstanding performance Awards and any other stock or performance based awards, in order to ensure that the Awards will become fully vested, deemed earned in full, with the payment made within 45 days after the date of the

Change in Control, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions will not have been completed or satisfied. The Committee is not required to take any of these actions and the decision not to take any or all of these actions will be final, binding and conclusive. In addition, unless the Award specifically provides otherwise, any nonqualified option or restricted stock that is not otherwise vested shall vest upon (i) termination, removal or resignation of an employee or non-employee director for any reason (except for cause) within one (1) year after the effective date of the Change in Control, (ii) death or disability of the participant, or (iii) subject to Board approval, at such other times as the Committee, in its discretion, determines.

Granted Awards

Pursuant to the Board Consent, the Board approved the following grants to nonemployee directors of nonqualified options to purchase an aggregate of 600,000 shares, as previously recommended by the Committee:

Name	Initial Grant (# shares)	# Shares Vesting Immediately	# Shares Vesting on March 5, 2013	# Shares Vesting on March 5, 2014
Michael R. Keener	100,000	33,333	33,333	33,334
Stephen P. Kovacs	100,000	33,333	33,333	33,334
Alexander A. Kulpecz, Jr.	100,000	33,333	33,333	33,334
Emanuel R. Pearlman	100,000	33,333	33,333	33,334
Robert A. Schmitz	100,000	33,333	33,333	33,334
Eric R. Stearns	100,000	33,333	33,333	33,334

The awards granted to nonemployee directors were granted pursuant to the Dune Energy, Inc. 2012 Stock Incentive Plan Nonqualified Stock Option Award Agreement, which contains provisions that alter or supplement the provisions found in the Plan, including the definition of Change in Control used in determining whether vesting of options will accelerate in certain circumstances. The form of the Dune Energy, Inc. 2012 Stock Incentive Plan Nonqualified Stock Option Award Agreement is filed herewith as Exhibit 10.2.

Pursuant to action by the Committee, 834,500 restricted shares were approved for issuance to employees, including an aggregate of 327,700 restricted shares to the four executive officers named below. Pursuant to the Board Consent, the Board approved the following grants of restricted stock to the executive employees, as previously recommended by the Committee:

Name	Initial Grant (# shares)		# Shares Subject to Vesting on March 5, 2013	# Shares Subject to Vesting on March 5, 2014	# Shares Subject to Vesting on March 5, 2015
James A. Watt	133,200	(1)	44,400	44,400	44,400
Frank T. Smith, Jr.	67,600	(2)	22,533	22,533	22,534
Hal L. Bettis	67,600	(3)	22,533	22,533	22,534
Richard H. Mourglia	59,300	(4)	19,766	19,767	19,767

(1)	Of the shares granted to Mr. Watt, 100%, or 133,200 shares, are subject to performance vesting based on Total Shareholder Return, as more fully described in the grant agreement with respect to such grant.
(2)	Of the shares granted to Mr. Smith, 50%, or 33,800, are subject to performance vesting based on the Total Shareholder Return, as more fully described in the grant agreement with respect to such grant.
(3)	Of the shares granted to Mr. Bettis, 50%, or 33,800, are subject to performance vesting based on the Total Shareholder Return, as more fully described in the grant agreement with respect to such grant.
(4)	Of the shares granted to Mr. Mourglia, 50%, or 29,650, are subject to performance vesting based on the Total Shareholder Return, as more fully described in the grant agreement with respect to such grant.

The time vesting awards granted to such executive employees were granted pursuant to the Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Time Vesting), the form of which is filed herewith as Exhibit 10.3. The performance vesting awards granted to employees were granted pursuant to the Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Performance Vesting), the form of which is filed herewith as Exhibit 10.4.

The description of the Plan and the grants made thereunder are qualified in their entirety by reference to the full text of the Plan and the Forms of Award Agreement, which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Board Cash Compensation

The Board also recently approved the Committee’s recommendation for director cash compensation, effective January 1, 2012. The Committee recommended, and the Board approved, the following director cash compensation:

•	a $50,000 retainer;

•	$50,000 for the Chairman of the Board;

•	$25,000 for the Chairman of the Audit Committee of the Board;

•	$15,000 for each of the Chairman of the Nominating and Corporate Governance Committee, the Chairman of the Health, Safety and Environmental Committee and the Chairman of the Compensation Committee;

•	$7,500 for the Chairman and each member of the Audit Committee;

•	$5,000 for the Chairman and each member of each of the Nominating and Corporate Governance Committee, the Health, Safety and Environmental Committee and the Compensation Committee; and

•	a $2,000 fee for each meeting of the Board attended by the director.

Item 9.01 Financial Statements and Exhibits

Exhibit	Name of Document

10.1	2012 Dune Energy, Inc. Stock Incentive Plan

10.2	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Nonqualified Stock Option Award Agreement

10.3	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Time Vesting)

10.4	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Performance Vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: March 6, 2012	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name of Document

10.1	2012 Dune Energy, Inc. Stock Incentive Plan

10.2	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Nonqualified Stock Option Award Agreement

10.3	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Time Vesting)

10.4	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Performance Vesting)